      As filed with the Securities and Exchange Commission on May 7, 1998
                                                      Registration No. 333-

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           -------------------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           -------------------------

                              GENESIS DIRECT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                                  5961                                 22-3449666
(STATE OR OTHER JURISDICTION OF           (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION OR ORGANIZATION)            CLASSIFICATION CODE NUMBER)

                                100 PLAZA DRIVE
                             SECAUCUS, NEW JERSEY 07094
                                (201) 867-2800

   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                             -------------------------
                                 WARREN STRUHL
                            CHIEF EXECUTIVE OFFICER
                             GENESIS DIRECT, INC.
                                100 PLAZA DRIVE
                          SECAUCUS, NEW JERSEY 07094
                                (201) 867-2800
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                           -------------------------
                                   Copies to:

  IRA A. GREENSTEIN, ESQ.      RAPHAEL S. GRUNFELD, ESQ.        STEPHEN H. COOPER, ESQ.
  MARK L. MANDEL, ESQ.             GENERAL COUNSEL            WEIL, GOTSHAL & MANGES LLP
 MORRISON & FOERSTER LLP         GENESIS DIRECT, INC.              767 FIFTH AVENUE
1290 AVENUE OF THE AMERICAS        100 PLAZA DRIVE            NEW YORK, NEW YORK 10153
NEW YORK, NEW YORK  10104      SECAUCUS, NEW JERSEY 07094          (212) 310-8000
    (212) 468-8000                 (201) 867-2800

  Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-47455

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE

===============================================================================================================================
       Title of Each Class of        Number of Shares        Proposed Maximum        Proposed Maximum          Amount of
    Securities to be Registered      to be Registered(2)        Offering           Aggregate Offering      Registration Fee
                                                             Price Per Share(1)         Price(1)
-------------------------------------------------------------------------------------------------------------------------------
 Common Stock, par value                 793,750                  $15.00                $11,906                 $3,512
$.01 per share
-------------------------------------------------------------------------------------------------------------------------------



(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) under the Securities Act.

(2) 10,125,000 shares were previously registered under Registration Statement No. 333-47455, in connection with which the Registrant paid aggregate filing fees of $53,100.

                        ----------------------

  THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

          The information set forth in (i) the Registration Statement on Form S-1 filed by the Company with the Securities and Exchange Commission (File No. 333-47455) pursuant to the Securities Act of 1933, as amended, and (ii) the related Prospectus filed under Rule 424(b)(4), is incorporated by reference herein.

                                   SIGNATURES


  Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of Secaucus, State of New Jersey, on May 7, 1998.


                                 Genesis Direct, Inc.

                                 By: /s/ Warren Struhl
                                    -----------------------------
                                    Warren Struhl
                                    Chief Executive Officer



     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.





        SIGNATURE                                        TITLE                              DATE
        ---------                                        -----                             -----

              *                                  Chief Operating Officer and            May 7, 1998
---------------------------------                   Director
        Hunter C. Cohen

              *                                  Chief Marketing Officer and            May 7, 1998
---------------------------------                   Director
        David M. Sable

               *                                 Chief Financial Officer (Principal     May 7, 1998
---------------------------------                Financial and Accounting Officer)
        Ronald R. Benanto


              *
---------------------------------                Director                               May 7, 1998
        Edward Spiegel

              *
--------------------------------                 Director                               May 7, 1998
        David W. Wiederecht

*By: /s/ Warren Struhl                           Chairman of the Board of               May 7, 1998
--------------------------------                      Directors, President and
                                                      Chief Executive Officer
                                                     (Principal Executive Officer)

     Attorney-in-fact pursuant to a power of attorney filed with the Registration Statement.

                                 EXHIBIT INDEX

Exhibit                 Description                                     Page No.
-------                 -----------                                     -------

  5.1  Opinion of Morrison & Foerster LLP*
 23.1  Consent of Morrison & Foerster LLP (contained in Exhibit 5.1)*
 23.2  Consent of Ernst & Young LLP.*
 24.1  Power of Attorney**

 * filed herewith.
** previously filed.